UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-K
_____________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 8, 2011

_____________________________

NORTHERN OIL AND GAS, INC.
(Exact name of Registrant as specified in its charter)

Minnesota	001-33999	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

315 Manitoba Avenue – Suite 200 Wayzata, Minnesota	55391
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (952) 476-9800

[Missing Graphic Reference]

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07 – Submission of Matters to a Vote of Security Holders

At the 2011 Annual Meeting of Shareholders of Northern Oil and Gas, Inc. (the “Company”) held on June 8, 2011, the shareholders voted on the following:

Proposal One – Election of Directors

The following directors were elected based on the votes listed below:

Director Nominee	For	Withheld	Broker Non-Votes
Michael L. Reger	44,812,656	1,247,402	10,755,192
Ryan R. Gilbertson	45,874,851	185,207	10,755,192
Robert Grabb	45,695,443	364,615	10,755,192
Jack E. King	45,872,951	187,107	10,755,192
Lisa Meier	45,622,565	437,493	10,755,192
Loren J. O’Toole	45,694,576	365,482	10,755,192
Carter Stewart	45,873,476	186,582	10,755,192

Proposal Two – Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2011

The shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011, based on the votes listed below:

For	Against	Abstain
56,445,448	325,085	44,717

Proposal Three – Approve an Amendment and Restatement of the Northern Oil and Gas, Inc. 2009 Equity Incentive Plan

The shareholders approved an amendment and restatement of the Northern Oil and Gas, Inc. 2009 Equity Incentive Plan, based on the votes listed below:

For	Against	Abstain	Broker Non-Votes
34,011,677	11,992,211	56,170	10,755,192

Proposal Four – Nonbinding Advisory Vote to Approve the Compensation of the Named Executive Officers

The shareholders approved, on an advisory basis, the compensation of the Company’s executive officers as disclosed in the proxy statement distributed in connection with the Annual Meeting, based on the votes listed below:

For	Against	Abstain	Broker Non-Votes
36,662,726	9,345,206	52,126	10,755,192

Proposal Five – Nonbinding Advisory Vote on the Frequency of the Nonbinding Advisory Vote to Approve the Compensation of the Named Executive Officers

The shareholders expressed a preference for an annual nonbinding advisory vote on the compensation of the company’s executive officers, based on the votes listed below:

Every Year	Every 2 Years	Every 3 Years	Abstain
44,386,267	272,169	1,329,660	71,962

In light of the voting results on this Proposal Five, the Company’s Board of Directors has determined that it will include an advisory, non-binding shareholder vote on executive compensation in the Company’s proxy materials every year until the next required advisory vote on the frequency of shareholder votes on executive compensation.

The above proposals submitted to vote of security holders at the 2011 Annual Meeting of Shareholders are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 2, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2011	NORTHERN OIL AND GAS, INC. By/s/ Michael L. Reger Michael L. Reger, Chief Executive Officer